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                                  EXHIBIT 10.3

                         COMMERCE NATIONAL CORPORATION
                             STOCK OPTION AGREEMENT


     THIS AGREEMENT, effective as of the ________ day of ___________________, _______, by and between COMMERCE NATIONAL CORPORATION, a Florida corporation having offices at Winter Park, Florida ("CNC"), and ______________________________ , residing in Winter Park, Florida (''Optionee"), currently serving as ______________________________________ of the National Bank
of Commerce (the "Company), which is a wholly owned subsidiary of CNC.

                              W I T N E S S E T H:

     WHEREAS, Optionee is a valuable and trusted employee of the Company, and the Company considers it desirable and in its best interest that Optionee be given an inducement to acquire a proprietary interest in CNC; and

     WHEREAS, the Company and CNC desire to encourage, motivate, retain and attract highly competent individuals such as Optionee, upon whose judgment, initiative, leadership and continued efforts the success of the Company and CNC in large measure depend; and

     WHEREAS, the granting of options to purchase common stock of CNC hereunder is in accordance with the 1998 Commerce National Corporation Employees' Stock Option Plan approved by the directors of CNC.

     NOW, THEREFORE, in consideration of the premises, and of the mutual covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE I
                                  Definitions

     As used herein, the following terms have the meanings hereinafter set forth, unless the context clearly indicates to the contrary:

     (a)  "Board" shall mean the Board of Directors of CNC.

     (b) "Company" shall mean the national banking association presently known as the NATIONAL BANK OF COMMERCE, as its name may be changed from time to time.

     (c) "CNC" shall mean the Florida corporation presently known as Commerce National Corporation, as its name may be changed from time to time.

     (d) "Employee" shall mean any individual who is employed with CNC or the company on the average of no less than twenty (20) hours per week and five (5) months per year. A person shall be deemed an Employee in spite of sick leave, military leave, or any other leave of absence approved by CNC or the Company.

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     (e) "Option" shall mean the option to purchase Stock granted pursuant to the provisions of this Agreement.

     (f) "Plan" shall mean the 1998 Commerce National Corporation Employees' Stock Option Plan approved by the Board.

     (g) "Service" shall mean the tenure of Optionee as an employee of CNC or the Company.

     (h) "Stock" or "Shares" shall mean the common stock of CNC, par value $0.10 per share, or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of CNC or some other corporation, such other stock or securities.

     (I) "Stock Option Agreement" or "Agreement" shall mean this agreement between CNC and the Optionee under which the Optionee may purchase Stock hereunder, the terms of which are set forth herein.

     (j) "Year" shall mean any calendar year during the term of this Agreement from January 1 to December 31, inclusive.


                                   ARTICLE II
                            Name and Effective Date

     2.1  Name.  This Agreement shall be known as the Commerce National
          ----
Corporation Stock Option Agreement.

     2.2  Effective Date.  This Agreement became effective on
          --------------
____________________________, 1999.


                                  ARTICLE III
                                     Shares

     3.1  Number of Shares. The Optionee may purchase up to ______________
          ----------------
Shares hereunder, which Shares shall be issued and sold pursuant to the provisions of this Agreement. Such Shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. The number of Shares which the Optionee may purchase hereunder are subject to adjustment pursuant to the provisions of Section 3.3 below.

     3.2  Shares Issued Pursuant to this Agreement. Shares with respect to which
          ----------------------------------------
the Option granted hereunder shall have been exercised shall not again be available for Option hereunder.

     3.3  Anti-Dilution.  In the event that the outstanding Shares hereafter are
          -------------
changed into or are exchanged for a different number or kind of shares or other securities of CNC or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend:

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          (a) The aggregate number and kind of shares subject to Option granted hereunder shall be adjusted so that no dilution of the Optionee's Shares shall result;

          (b) Rights under outstanding Options granted hereunder, both as to the number of subject Shares and the Option price, shall be adjusted so that no dilution of the Optionee's Shares shall result; and

          (c) Where dissolution or liquidation of CNC or any merger or combination in which CNC is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option in whole or in part, to the extent that it shall not have been exercised prior thereto, and that such exercise shall not be in violation of application law.


                                   ARTICLE IV
                                Terms of Option

     4.1  Grant of Option. This Optionee is hereby granted an option to purchase
          ---------------
the number of Shares set forth in Section 3.1 hereof.

     4.2  Option Exercise Price. The purchase price of each Share subject to
          ---------------------
Option hereunder shall be fifteen dollars ($15.00) per share.

     4.3  Nontransferability of Option. Neither the Option, nor any part
          ----------------------------
thereof, shall be sold, pledged, assigned or transferred by Optionee otherwise than by transfer by will or laws of descent and distribution. During the lifetime of Optionee, the Option shall be exercisable only by him.

     4.4  Term of Option. The term of the Option granted hereunder and the
          --------------
period during which it may be exercised ("Exercise period") shall be from the Effective Date of this Agreement until the close of business on __________________________ , 200_.

     4.5  Method of Exercise. This Option may be exercised, in whole or in part,
          ------------------
with respect to whole Shares only. Options must be exercised within the Exercise Period, and shall be exercised by written notice of intent to exercise the Option which notice shall specify the number of shares desired to be purchased. The notice and payment in full of the Option price for the number of shares of stock with respect to which the Option is then being exercised must be delivered to CNC at its principal office in the State of Florida. In addition to and at the time of the payment of the Option price, Optionee shall pay to CNC in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of Optionee resulting from such exercise, if any.

     4.6  Effect of Termination of Service.
          --------------------------------

          (a) If Optionee's service with the Company shall be terminated for any reason including the disability or death of the Optionee, his Option shall remain exercisable to the same extent and for the same duration it was exercisable prior to the termination for those number of Shares for which the Option is deemed vested as described in Section 4.7, below, for three months after the date of such termination or one year after the date of death, respectively, for the number of Shares for which the Option is not deemed vested.

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          (b) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind CNC unless CNC shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as CNC may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     4.7  Vesting of Option Rights. The Optionee will be deemed vested with his
          ------------------------
Option for all _______________ Shares as of the execution date of this Agreement.

     4.8  No Rights of Shareholder. The Optionee or transferee of an Option
          ------------------------
shall have no rights as a shareholder with respect to any Shares subject to such Option prior to the purchase of such Shares by exercise of the Option as provided herein.

     4.9  Exercise Restrictions. Notwithstanding anything herein to the
          ---------------------
contrary, the Option may be exercised in accordance with this Agreement during the Exercise Period as to all or any portion of the Shares subject to the Option from time to time, but shall not be exercisable in amounts less than 100 shares, unless fewer than 100 shares shall remain subject to the Option at the date of exercise, and the Option shall not be exercisable in whole or in part more often than once every sixty (60) days without the prior consent of the Board.


                                   ARTICLE V
                               Stock Certificates

     CNC shall not be required to issue or deliver any certificate for Shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

     (a) The admission of such Shares to listing on all stock exchanges on which the Stock is then listed, if any;

     (b) The completion of any registration or other qualification of such Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which CNC shall in its sole discretion deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any federal or state governmental agency which CNC shall in its sole discretion determine to be necessary or advisable; and

     (d) The lapse of such reasonable period of time following the exercise of the Option as CNC from time to time may establish for reasons of administrative convenience or statutory compliance.


                                   ARTICLE VI
                Termination, Amendment and Modification of Plan

     The Board may at any time terminate, and may at any time and from time to time, and in any respect, amend or modify the Plan, provided further that no termination, amendment, or modification of the Plan shall in any manner affect this Agreement under the Plan without the written consent of the Optionee.

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                                  ARTICLE VII
                                 Miscellaneous

     7.1  Service. Nothing in this Stock Option Agreement shall confer upon
          -------
Optionee the right to continue in the service of the Company.

     7.2  Other Compensation Plans. The adoption of the Plan and the execution
          -------------------------
of this Stock Option Agreement shall not affect any other stock option, incentive or other compensation plans in effect for CNC or the company, nor shall the Plan or Agreement preclude CNC or the Company from establishing any other forms of incentive or other compensation for directors and/or employees of CNC or the Company.

     7.3  Agreement Binding on Successors. This Agreement shall be binding upon
          -------------------------------
the successors and assigns of CNC, the Company and the Optionee.

     7.4  Pronouns and Plurals. All pronouns and any variations thereof shall be
          --------------------
deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

     7.5  Applicable Law, Venue and Attorneys Fees. This Stock Option Agreement
          ----------------------------------------
shall be governed by and construed in accordance with the laws of the State of Florida. The parties hereto specifically agree that the proper venue for all action arising from this Agreement shall be in the courts of Orange County, Florida, and by executing below submit to the in personam jurisdiction of said
                                              -- --------
court. In the event litigation is instituted hereunder the losing party shall pay the prevailing party's attorney fees and costs, including those incurred during the appellate process.

     7.6  Headings. Headings of Articles and Sections hereof are inserted for
          --------
convenience and reference only; they constitute no part of the Stock Option Agreement.

     7.7  Severability. If any provision or provisions of this Agreement shall
          ------------
be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties hereto have set forth their hands and seals.

     Executed this ___________ day of _____________________, _______, to be
deemed effective as of the date set forth herein.

Witnesses:                                         OPTIONEE

--------------------------------------------

--------------------------------------------       -----------------------------

Attest:
                                                   COMMERCE NATIONAL CORPORATION


____________________________________________       By:__________________________
Alan M. Scarboro, Secretary                          Guy D. Colado,President

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